Page 20 of 27 Pages
                                 APPENDIX III
                                 ------------

              INFORMATION REGARDING THE INSTRUCTION C PERSONS

           CASTLERIGG MASTER INVESTMENTS LTD. EXECUTIVE OFFICERS


---------------------------- --------------------------------------------
        Name                                 Title
---------------------------- --------------------------------------------
        NONE
---------------------------- --------------------------------------------

                                                            Page 21 of 27 Pages

                CASTLERIGG MASTER INVESTMENTS LTD. DIRECTORS

          The following table sets forth the name, and mailing address (business or residence), of each of the directors of Castlerigg Master Investments Ltd., and the principal occupation and citizenship of each of those directors who are natural persons.

----------------------- ------------------- -------------------------- --------------------------
         Name               Principal                Address              Citizenship
                            Occupation
----------------------- ------------------- -------------------------- --------------------------
Thomas Sandell          Portfolio           40 West 57th Street,          Sweden
                        Manager             26th Floor
                                            New York, NY  10019
----------------------- ------------------- -------------------------- --------------------------
Daniel Mignon           Portfolio           Le Prince de Galles           Belgium
                        Manager             10 Avenue de
                                            Grande-Bretagne
                                            MC-98000 Monte-Carlo
                                            MONACO
----------------------- ------------------- -------------------------- --------------------------
InterCaribbean          N/A                 c/o Citco BVI Limited         N/A
Services Ltd.                               Citco Building
                                            Wickhams Cay
                                            PO Box 662
                                            Road Town, Tortola
                                            British Virgin Islands
----------------------- ------------------- -------------------------- --------------------------

                                                            Page 22 of 27 Pages

            CASTLERIGG INTERNATIONAL LIMITED EXECUTIVE OFFICERS


---------------------------- --------------------------------------------
         Name                                 Title
---------------------------- --------------------------------------------
         NONE
--------------------------- ---------------------------------------------

                                                            Page 23 of 27 Pages

                 CASTLERIGG INTERNATIONAL LIMITED DIRECTORS

        The following table sets forth the name and mailing address (business or residence) of each of the directors of Castlerigg Master International Limited and the principal occupation and citizenship of each of those directors who are natural persons.

----------------------- ------------------- -------------------------- --------------------------
         Name               Principal                Address              Citizenship
                            Occupation
----------------------- ------------------- -------------------------- --------------------------
Thomas Sandell          Portfolio           40 West 57th Street,          Sweden
                        Manager             26th Floor
                                            New York, NY  10019
----------------------- ------------------- -------------------------- --------------------------
Daniel Mignon           Portfolio           Le Prince de Galles           Belgium
                        Manager             10 Avenue de
                                            Grande-Bretagne
                                            MC-98000 Monte-Carlo
                                            MONACO
----------------------- ------------------- -------------------------- --------------------------
InterCaribbean          N/A                 c/o Citco BVI Limited         N/A
Services Ltd.                               Citco Building
                                            Wickhams Cay
                                            PO Box 662
                                            Road Town, Tortola
                                            British Virgin Islands
----------------------- ------------------- -------------------------- --------------------------

                                                            Page 24 of 27 Pages

        CASTLERIGG INTERNATIONAL HOLDINGS LIMITED EXECUTIVE OFFICERS


---------------------------- --------------------------------------------
         Name                                 Title
---------------------------- --------------------------------------------
         NONE
--------------------------- ---------------------------------------------

                                                            Page 25 of 27 Pages

            CASTLERIGG INTERNATIONAL HOLDINGS LIMITED DIRECTORS

          The following table sets forth the name and mailing address (business or residence), present principal occupation or employment and citizenship of each of the directors of Castlerigg International Holdings Limited.

----------------------- ------------------- -------------------------- --------------------------
         Name               Principal                Address              Citizenship
                            Occupation
----------------------- ------------------- -------------------------- --------------------------

Thomas Sandell          Portfolio           40 West 57th Street,          Sweden
                        Manager             26th Floor
                                            New York, NY  10019
----------------------- --------------- ---- -------------------------- --------------------------
Daniel Mignon           Portfolio           Le Prince de Galles           Belgium
                        Manager             10 Avenue de
                                            Grande-Bretagne
                                            MC-98000 Monte-Carlo
                                            MONACO
----------------------- ------------------- -------------------------- --------------------------
InterCaribbean          N/A                 c/o Citco BVI Limited         N/A
Services Ltd.                               Citco Building
                                            Wickhams Cay
                                            PO Box 662
                                            Road Town, Tortola
                                            British Virgin Islands
----------------------- ------------------- -------------------------- --------------------------

                                                            Page 26 of 27 Pages


             SANDELL ASSET MANAGEMENT CORP. EXECUTIVE OFFICERS

          The following table sets forth the name, title, principal occupation and citizenship of each of the executive officers of Sandell Asset Management Corp.. The business address of each person named below is 40 West 57th Street, 26th Floor, New York, N.Y. 10019. In each case, the principal occupation is represented by the person's title.


-------------------------------------------------------------------------------
      Name                Title                        Citizenship
-------------------------------------------------------------------------------
Thomas E. Sandell      Chairman of the Board of           Sweden
                       Directors
                       Chief Executive Officer and
                       Co-Portfolio Manager
-------------------------------------------------------------------------------

James A. Cacioppo      President and Co-Portfolio      United States of America
                       Manager
-------------------------------------------------------------------------------

Timothy O'Brien        Chief Financial Officer         United States of America
-------------------------------------------------------------------------------

Michael R. Fischer     General Counsel and Secretary   Germany
-------------------------------------------------------------------------------

                                                            Page 27 of 27 Pages

                  SANDELL ASSET MANAGEMENT CORP. DIRECTORS

        The following table sets forth the name, mailing address (business or residence), present principal occupation or employment and citizenship of each of the directors of Sandell Asset Management Corp.


----------------------- ------------------- -------------------------- --------------------------
         Name               Principal                Address              Citizenship
                            Occupation
----------------------- ------------------- -------------------------- --------------------------

Thomas Sandell          Portfolio           40 West 57th Street,          Sweden
                        Manager             26th Floor
                                            New York, NY  10019
----------------------- ------------------- -------------------------- --------------------------
Daniel Mignon           Portfolio           Le Prince de Galles           Belgium
                        Manager             10 Avenue de
                                            Grande-Bretagne
                                            MC-98000 Monte-Carlo
                                            MONACO
----------------------- ------------------- -------------------------- --------------------------